UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

CASE NAME: Trinity Energy Resources, Inc.	Petition Date: 01/31/03

CASE NUMBER: 03-31453-H3-11

TRUSTEE'S MONTHLY OPERATING REPORT SUMMARY FOR DECEMBER 2004

MONTH	JANUARY	FEBRUARY	MARCH	APRIL	MAY	JUNE	JULY	AUGUST	SEPT	OCT	NOV	DEC
REVENUES (MOR-6)	13,119	16,647	15,287	11,564	22,070	23,413	33,495	19,820	33,775	27,250	6,742	15,521
INCOME BEFORE INT, DEPREC./TAX (MOR-6)	9,783	12,798	12,155	(594)	9,717	12,222	15,743	15,043	19,114	8,139	(4.553)	(7.514)
NET INCOME (LOSS) (MOR-6)	8,283	12,000	11,344	(2,094)	9,710	11,222	14,243	14,043	18,114	7,139	(5,553)	(8,514)
PAYMENTS TO INSIDERS (MOR-9)	0	0	0	0	0	0	0	0	0	0	0	0
PAYMENTS TO PROFESSIONALS (MOR-9)	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENT (MOR-8)	10,947	2,976	4,381	8,348	19,034	4,689	9,293	16,843	9,426	11,891	19,987	10,100

*** The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee ***

REQUIRED INSURANCE MAINTAINED AS OF THE SIGNATURE DATE EXP DATE
CASUALTY YES( ) NO( ) LIABILITY YES(X) NO( ) 10-01-03 VEHICLE YES( ) NO( ) WORKERS * YES( ) NO(X) _-_-_ * SEE ATTACHED CERTIFICATES FOR COVERAGE INFORMATION.

ATTORNEY NAME: Elizabeth M. Guffy FIRM: Dewey Ballantine LLP ADDRESS: 700 Louisiana ADDRESS: Suite 1900 CTTY, STATE, ZIP: Houston, TX 77002 TELEPHONE: 713-445-1500

Are all accounts receivable being collected with in terms?                                   (YES) No
Are all post-petition liabilities, including taxes being paid within terms?                             (YES) No
Have any pre-petition liabilities been paid?                                                               Yes (No) If so, describe _____________________
Are all funds received being deposited into Trustea'a bank accounts?              (YES) No
Were any assets disposed  of outside the normal course of business?               Yes  (No)
If so, describe _________________________
Are all U.S. Truitee Quarterly Fee Payments current?                                            (YES) No
What is the status of your Plan of Reorganization?          The Trustee is in the process of formulating a plan of reorganization.

 I certify under penalty of perjury that the following complete
 Monthly Operating Report (MOR), consisting of MOR-1 through
 MOR-9 plus attachments, is true and correct based on the records available to the Trustee.

 SIGNED: /s/ illegalable
                 Title:    C.P.A.

MOR-1

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

COMPARATIVE BALANCE SHEETS
ASSETS	MONTH JANUARY	MONTH FEBRUARY	MONTH MARCH	MONTH APRIL	MONTH MAY	MONTH JUNE	MONTH JULY	MONTH AUGUST	MONTH SEPT	MONTH OCT	MONTH NOV	MONTH DEC
CURRENT ASSETS
Cash	99,136	110,238	122,184	132,846	137,890	160,293	176,783	173,204	204,787	215,529	306,902	301,235
Accounts Receivable, Net	57,393	60,163	59,562	51,553	50,062	46,195	53,178	59,730	52,496	57,113	52,496	63,583
Inventory: Lower of Cost or Market	30,833	30,833	30,833	30,833	30,833	30,833	30,833	30,833	30,833	30,833	30,833	30,833
Prepaid Expenses
Investments Certificate of Deposit
Other	14,409	14,409	14,409	14,409	14,409	14,409	14,409	14,409	14,409	14,409	14,409	14,409
TOTAL CURRENT ASSETS	201,771	215,643	226,988	229,641	233,194	251,730	275,203	278,176	302,525	317,884	404,640	410,060
PROPERTY, PLANT @ EQUIPMENT @ COST	1,012,813	1,012,813	1,012,813	1,012,813	1,012,813	1,012,813	1,012,813	1,012,813	1,012,813	1,012,813	1,012,813	1,012,813
Less Accumulated Depreciation	(252,883)	(253,883)	(254,883)	(255,883)	(256,883)	(257,883)	(258,883)	(259,883)	(260,883)	(261,883)	(262,883)	(263,883)
NET BOOK VALUE OF PP&E	759,930	758,930	757,930	756,930	755,930	754,930	753,930	752,930	751,930	750,930	749,930	748,930
OTHER ASSETS:
1. Tax Deposits
2. Investments in Subs
3. Bonds, CD's	69,342	69,342	69,342	69,342	69,342	69,342	69,342	69,342	69,342	69,342	69,342	69,342
Long Term portion
4. Note Receivable	12,050	12,050	12,050	12,050	12,050	12,050	12,050	12,050	12,050	12,050	12,050	12,050
TOTAL ASSETS	1,043,093	1,055,965	1,066,309	1,067,962	1,070,515	1,088,051	1,110,524	1,112,497	1,135,846	1,150,205	1,235,961	1,240,381

Per Schedules and Statements of Affairs

MOR-2

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

COMPARATIVE BALANCE SHEETS
LIABILITIES AND OWNER' EQUITY	MONTH JANUARY	MONTH FEBRUARY	MONTH MARCH	MONTH APRIL	MONTH MAY	MONTH JUNE	MONTH JULY	MONTH AUGUST	MONTH SEPT	MONTH OCT	MONTH NOV	MONTH DEC
LIABILITIES:
POST-PETITION LIABILITIES (MOR-4)	46,214	47,087	46,087	49,834	42,677	48,992	57,222	45,152	50,387	57,607	48,916	61,850
PRE-PETITION LIABILITIES
Notes Payable-Secured	250,000	250,000	250,000	250,000	250,000	250,000	250,000	250,000	250,000	250,000	250,000	250,000
Priority Debt	107,457	107,457	107,457	107,457	107,457	107,457	107,457	107,457	107,457	107,457	107,457	107,457
Federal Income Tax
FICA/Withholding
Unsecured Debt	790,499	790,499	_ 790,499	790,499	790,499	790,499	790,499	790,499	790,499	790,499	790,499	790,499
Other	484,344	484,344	484,344	484,344	484,344	484,344	484,344	484,344	484,344	484,344	584,344	584,344
TOTAL PRE-PETITION LIABILITIES
TOTAL LIABILITIES	1,678,514	1,679,387	1,678,387	1,682,134	1,674,977	1,681,292	1,689,522	1,677,452	1,682,687	1,689,907	1,781,216	1,794,150
OWNER'S EQUITY (DEFICIT)
PREFERRED STOCK	1,375,000	1,375,000	1,375,000	1,375,000	1,375,000	1,375,000	1,375,000	1,375,000	1,375,000	1,375,000	1,375,000	1,375,000
COMMON STOCK	91,807	91,807	91,807	91,807	91,807	91,807	91,807	91,807	91,807	91,807	91,807	91,807
ADDITIONAL PAID IN CAPITAL	13,015,349	13,015,349	13,015,349	13,015,349	13,015,349	13,015,349	13,015,349	13,015,349	13,015,349	13,015,349	13,015,349	13,015,349
RETAINED EARNINGS FILING DATE
RETAINED EARNINGS POST FILING DATE	(15,115,655)	(15,103,656)	(15,092,312)	(15,094,406)	(15,084,696)	(15,073,475)	(15,059,232)	(15,045,189)	(15,027,075)	(15,019,936)	(15,025,489)	(15,034,003)
DIFFERENCE IN DEBTOR RETAINED EARNINGS	(1,922)	(1,922)	(1,922)	(1,922)	(1,922)	(1,922)	(1,922)	(1,922)	(1,922)	(1,922)	(1,922)	(1,922)
TOTAL OWNER'S EQUITY (NET WORTH)	(635,421)	(623,422)	(612,078)	(614,172)	(604,462)	(593,241)	(578,998)	(564,955)	(546,841)	(539,702)	(545,255)	(553,769)
TOTAL LIABILITIES & OWNER'S EQUITY	1,043,093	1,055,965	1,066,309	1,067,962	1,070,515	1,088,051	1,110,524	1,112,497	1,135,846	1,150,205	1,235,961	1,240,381

Per Schedules and Statements of Affairs

MOR-3

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

SCHEDULE OF POST-PETITION LIABILITIES
	MONTH JANUARY	MONTH FEBRUARY	MONTH MARCH	MONTH APRIL	MONTH MAY	MONTH JUNE	MONTH JULY	MONTH AUGUST	MONTH SEPT	MONTH OCT	MONTH NOV	MONTH DEC
TRADE ACCOUNTS PAYABLE	19,982	20,855	19,855	23,602	16,445	22,760	30,990	18,920	24,155	31,375	22,684	35,618
TAX PAYABLE:
Federal Payroll Tax	2,969	2,969	2,969	2,969	2,969	2,969	2,969	2,969	2,969	2,969	2,969	2,969
State Payroll & Sales
Ad Valorem Taxes
Other Taxes	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
Other
TOTAL TAXES PAYABLE	4,969	4,969	4,969	4,969	4,969	4,969	4,969	4,969	4,969	4,969	4,969	4,969
SECURED DEBT POST PETITION-BANK LINE OF CREDIT
ACCRUED DIVIDENDS & INTEREST PAYABLE	10,232	10,232	10,232	10,232	10,232	10,232	10,232	10,232	10,232	10,232	10,232	10,232
*ACCRUED PROFESSIONAL FEES
OTHER ACCRUED LIABILITIES
1. Salary payable to officer	7,500	7,500	7,500	7,500	7,500	7,500	7,500	7,500	7,500	7,500	7,500	7,500
2. Royalty Payable	3,531	3,531	3,531	3,531	3,531	3,531	3,531	3,531	3,531	3,531	3,531	3,531
3. Maintenance assessments to Greenway Council of Owners.
TOTAL POST PETITION LIABILITIES (MOR-3)	46.214	47,087	46,087	49,834	42,677	48,992	57.222	45,152	50,387	57,607	48,916	61,850

*Payment Requires Court Approval

MOR-4

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

AGING OF POST-PETITION LIABILITIES MONTH DECEMBER 2004

DAYS	TOTAL	TRADE ACCTS	FED TAXES	STATE TAXES	AD VALOREM, OTHER	OTHER
0-30	19,699	19,699
31-60	0
61-90	0
91+	42,151	15,919	2,969		2,000	21,263
TOTAL	61,850	35,618	2,969		2,000	21,263

AGING OF ACCOUNTS RECEIVABLE

MONTH	JANUARY	FEBRUARY	MARCH	APRIL	MAY	JUNE	JULY	AUGUST	SEPT	OCT	NOV	DEC
0-30 DAYS	13,118	15,888	15,287	7,278	5,787	1,920	8,903	15,455	8,221	4,617		11,086
31-60 DAYS										8,221
61-90 DAYS
91+ DAYS	44,275	44,275	44,275	44,275	44,275	44,275	44,275	44,275	44,275	44,275	52,496	52,496
TOTAL	57,393	60,163	59,562	51,553	50,062	46,195	53,178	59,730	52,496	57,113	52,496	63,582

MOR-5

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

STATEMENT OF INCOME (LOSS)
MONTH	JANUARY	FEBRUARY	MARCH	APRIL	MAY	JUNE	JULY	AUGUST	SEPT	OCT	NOV	DEC

REVENUES (MOR-1)	13,119	16,647	15,287	11,564	22,070	23,413	33,495	19,820	33,775	27,250	6,742	15,521
TOTAL COST OP REVENUES	3,336	3,849	3,132	12,158	12,353	11,191	17,752	4,777	12,309	7,376	11,295	12,844
GROSS PROFIT	9,783	12,798	12,155	(594)	9,717	12,222	15,743	15,043	21,466	19,874	(4,553)	2,677
OPERATING EXPENSES
Selling & Marketing
General & Administrative (2)									2,352	11,735		10,191
Insider Compensation
Professional Fees (1)
Other (attach list)

TOTAL OPERATING EXPENSES	0	0	0	0	0	0	0	0	2,352	11,735	0	10,191
INCOME BEFORE INT, DEPR/TAX (MOR-1)	9,783	12,798	12,155	(594)	9,717	12,222	15,743	15,043	19,114	8,139	(4,553)	(7,514)
INTEREST EXPENSE
DEPRECIATION	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000
OTHER (INCOME) EXPENSE*	500	(202)	(189)	500	(993)		500
OTHER ITEMS"
TOTAL INT, DEPR & OTHER ITEMS	1,500	798	811	1,500	7	1,000	1,500	1,000	1,000	1,000	1,000	1,000
NET INCOME BEFORE TAXES	8,283	12,000	11,344	(2,094)	9,710	11,222	14,243	14,043	18,114	7,139	(5,553)	(8,514)
FEDERAL INCOME TAXES
NET INCOME (LOSS) (MOR-1)	8,283	12,000	11,344	(2,094)	9,710	11,222	14,243	14,043	18,114	7,139	(5,553)	(8,514)
Accrual Accounting Required, Otherwise Footnote With Explanation
*	Footnote Mandatory
**	Unusual and/or infrequent item(s) outside the ordinary course of business, requires footnote
1.	January Other Expense - U S Trustee fees.
2.	Feb Other Income - Refunds from WOGC, TWC (see MOR 7 footnotes)
3.	Mar Other Income - Refunds from IREA (439) less Trustee Bond fee (250)
4.	April Other Expense - U S Trustee fees.
5.	May Other lncome - AT&T Refund

MOR-6

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

CASH RECEIPTS AND DISBURSEMENTS	MONTH JANUARY	MONTH FEBRUARY	MONTH MARCH	MONTH APRIL	MONTH MAY	MONTH JUNE	MONTH JULY	MONTH AUGUST	MONTH SEPT	MONTH OCT	MONTH NOV	MONTH DEC
1. CASH - BEGINNING OF MONTH	99,943	99,136	110,239	122,184	132,846	137,890	160,294	176,783	173,204	204,787	215,529	306,901
RECEIPTS
2. CASH SALES
3. COLLECTION OF ACCOUNTS RECEIVABLE	10,140	13,877	16,327	19,010	23,085	27,093	25,783	13,264	41,009	22,633	11,359	4,435
4 LOANS AND ADVANCES (attach Iist)
5 SALE OF ASSETS (1)
6 OTHER (attach list)		202			993						100,000
TOTAL RECEIPTS	10,140	14,079	16,326	19,010	24,078	27,093	25,783	13,264	41,009	22,633	111,359	4,435
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS
7. NET PAYROLL
8. PAYROLL TAXES PAID
9. SALES, USE, & OTHER TAXES PAID	56		137					1,761
10. SECURED / RENTAL / LEASES (1)
11. UTILITIES	139	536	533	549	513	526	402	551	613	401	452	526
12. INSURANCE
13 INVENTORY PURCHASES
14 VEHICLE EXPENSES
1S TRAVEL & ENTERTAINMENT
16 REPAIRS, MAINTENANCE & SUPPLIES	10,252	2,440	3,711	7,049	18,521	4,163	8,392	14,531	6,623	10,812	8,317	9,565
17. ADMINISTRATIVE & SELLING				250					2,190	178	11,218	10
18 OTHER (attach list)*
TOTAL DISBURSEMENTS FROM OPERATIONS	10,447	2,976	4,381	7,848	19,034	4,689	8,794	16,843	9,426	11,391	19,987	10,101
19. PROFESSIONAL FEES
20. U.S TRUSTEE FEES	500			500			500			500
21. OTHER REORGANIZATION EXPENSES (attach list)
TOTAL DISBURSEMENTS	10,947	2,976	4,381	8,348	19,034	4,689	9,294	16,843	9,426	11,891	19,987	10,101
22. NET CASH FLOW	(807)	11,103	11,945	10,662	5,044	22,404	16,489	(3,579)	31,583	10,742	91,372	(5,666)
23. CASH - END OF MONTH (MOR-2)	99,136	110,239	122,184	132,846	137,890	160,294	176,783	173,204	204,787	215,529	306,901	301,235

FEB - OTHER INCOME INCLUDES REFUNDS FROM WOGC ($175) AND TWC ($27)
MAY OTHER INCOME - AT&T REFUND

*Applies to individual debtor's only.

MOR-7

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

CASH ACCOUNTS RECONCILIATION
 MONTH OF DECEMBER 2004

	COMPASS BANK		COMPASS BANK	PREFERRED BANK
ACCOUNT NUMBER	#77657223		#77657258
ACCOUNT TYPE	CHECKING	PAYROLL	TAX	OTHER FUNDS	TOTAL
BANK BALANCE	301,884		47		301,931
DEPOSIT IN TRANSIT					0
OUTSTANDING CHECKS	695		0		695
ADJUSTED BANK BALANCE	301,189		47		301,236

BEGINNING CASH -PER BOOKS	306,854		47		306,901
RECEIPTS	4,435		0		4,435
TRANSFERS BETWEEN ACCT	0		0		0
WITHDRAWAL CONTRIBUTIONS-BY INDIVIDUAL DEBTOR MFR-2	0		0		0
CHECKS/ OTHERS DISBURSEMENTS	10,100		0		10,100
ENDING CASH -PER BOOKS	301,189	0	47		301,236

MOR-8

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined In Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and th
Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)
INSIDERS: NAME/POSITION/COMP TYPE	MONTH JANUARY	MONTH FEBRUARY	MONTH MARCH	MONTH APRIL	MONTH MAY	MONTH JUNE	MONTH JULY	MONTH AUGUST	MONTH SEPT	MONTH OCT	MONTH NOV	MONTH DEC
1
2.
3.
4.
5.
6.
TOTAL INSIDERS (MOR-1)	0	0	0	0	0	0	0	0	0	0	0	0

PROFESSIONALS NAME/ORDER DATE	MONTH JANUARY	MONTH FEBRUARY	MONTH MARCH	MONTH APRIL	MONTH MAY	MONTH JUNE	MONTH JULY	MONTH AUGUST	MONTH SEPT	MONTH OCT	MONTH NOV	MONTH DEC

TOTAL PROFESSIONALS (MOR-1)	0	0	0	0	0	0	0	0	0	0	0	0

MOR-9